BOEING

TRANSDIGM
GROUP INC.
INNOVATIVE AEROSPACE SOLUTIONS

$500,000,000 First Lien Term Loan Presentation to Public Lenders January 30, 2012 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,”
“expect,” “intend,” “may,” “plan,” “should,” “will,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and similar matters. We believe that it is important to communicate our future expectations to our current and potential investors. There will be events in the future, however, that we are not able to predict accurately or control. Our actual results may differ materially from the expectations we describe in our forward-looking statements. Factors or events that could cause our actual results to materially differ may emerge from time to time, and it is not possible for us to accurately predict all of them. You should be aware that the occurrence of any such event could have a material adverse effect on our business, results of operation and financial position. Any forward-
looking statement in this presentation speaks only as of the date on which we make it. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law (See next page).

Safe Harbor Statement (cont’d)
These events include but are not limited to: the sensitivity of our business to the number of flight hours that our customers’ planes spend aloft and our customers’ profitability, both of which are affected by general economic conditions; future terrorist attacks; our reliance on certain customers; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; failure to complete or successfully integrate acquisitions; our substantial indebtedness; potential environmental liabilities; and other factors.

Definitions
EBITDA – Earnings before interest, income taxes, depreciation and amortization.
TransDigm EBITDA As Defined – excludes inventory purchase adjustments, non-cash compensation and deferred compensation charges, acquisition integration costs, refinancing costs and one-time IPO related costs as defined in TransDigm’s existing credit agreements.
AmSafe EBITDA – excludes management fees and expenses, unrealized gains and losses on interest rate swaps, foreign exchange gains and losses, goodwill impairment charges, acquisition related costs and expenses incurred in connection with the sale of the business.
Pro forma EBITDA As Defined – includes TransDigm’s EBITDA as Defined plus EBITDA attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley
Actuation, Schneller and Harco prior to the date of acquisition.
TransDigm’s fiscal year end is 9/30/11.
AmSafe’s fiscal year end is 12/31/11.

This presentation sets forth certain pro forma financial information. This pro forma financial information gives effect to certain recently completed acquisitions and divestitures.
Such pro forma information is based on certain assumptions and adjustments and does not purport to present TransDigm’s actual results of operations or financial condition has the transactions reflected in such pro forma financial information occurred at the beginning of the relevant period, in the case of income statement information, or at the end of such period, in the case of balance sheet information, nor is it necessarily indicative of the results of operations that may be achieved in the future. This presentation also sets forth certain non-GAAP financial information. A presentation of the most directly comparable GAAP measures and a reconciliation to such measures are set forth on pages 36 and
39.

Special Notice Regarding Pro Forma
and Non-GAAP Information
This presentation sets forth certain pro forma financial information. This pro forma financial information gives effect to certain recently completed acquisitions and divestitures. Such pro forma information is based on certain assumptions and adjustments and does not purport to present TransDigm’s actual results of operations or financial condition as the transactions reflected in such pro forma financial information occurred at the beginning of the relevant period, in the case of income statement information, or at the end of such period, in the case of balance sheet information, nor is it necessarily indicative of the results of operations that may be achieved in the future.
This presentation also sets forth certain non-GAAP financial information. A presentation of the most directly comparable GAAP measures and a reconciliation to such measures are set forth on pages 36 and
39.

Transaction Overview Credit Suisse
Hayes Smith, Managing Director
TransDigm & AmSafe Overview TransDigm
Nick Howley, Chief Executive Officer
Key Credit Considerations TransDigm
Nick Howley, Chief Executive Officer
Pro Forma Financial Overview TransDigm
Greg Rufus, Chief Financial Officer
TransDigm Financial Overview TransDigm
Greg Rufus, Chief Financial Officer
AmSafe Financial Overview TransDigm
Greg Rufus, Chief Financial Officer
Syndication Overview & Timetable Credit Suisse
Carly Baxter, Director
Public Q&A
Agenda

Transaction Overview

Executive Summary
TransDigm Inc., a subsidiary of TransDigm Group Incorporated (NYSE: TDG) (“TransDigm” or the “Company”), intends to raise $500 million in financing to support its acquisition of AmSafe Global Holdings, Inc. (“AmSafe” or the “Target”).
The new financing will consist of a $500 million First Lien Term Loan.
On January 20, 2012 TransDigm announced its acquisition of AmSafe for $750 million, approximately 12.4x AmSafe’s
FY 12/31/11 EBITDA. The purchase includes significant tax benefits of approximately $70 million (on a net present value basis) to be realized in 2012 and beyond.
Proceeds will be used to fund the $750 million acquisition of AmSafe and associated fees and expenses.
TransDigm is a leading supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft in service today.
For the fiscal year ended September 30, 2011(excluding AmSafe), the Company generated pro forma revenues and pro forma EBITDA As Defined of $1,366 million and $644 million (47% EBITDA margin), respectively.
AmSafe is a global manufacturer and supplier of aerospace, military, and ground transportation seatbelts, specialty restraints, cargo and lift nets and other products.
For the fiscal year ended December 31, 2011, AmSafe generated Revenues and AmSafe EBITDA of $260 million and $61 million (23% EBITDA margin), respectively.
TransDigm currently has the following debt outstanding:
Existing Term Loan of $1,538 million (approximately 2.4x 9/30/11 Pro forma EBITDA As Defined)
$1,600 million of 7.75% Senior Subordinated Notes (total gross leverage of approximately 4.9x 9/30/11
Pro forma EBITDA As Defined)
The transaction is expected to close in February 2012
Note: Pro forma revenue and pro forma EBITDA as Defined includes TransDigm revenue and EBITDA as Defined, plus revenue and EBITDA, attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition for fiscal 9/30/11.

Sources & Uses and Pro Forma Capitalization
Sources Uses
Revolver
(1)
$0.0 Equity consideration $750.0
Excess cash 265.0 Transaction fees 15.0
New First Lien Term Loan 500.0
Total sources $765.0 Total uses $765.0
Sources and Uses
($ in millions)
(1) Increase existing $245 million Revolving Credit Facility to $300 million.
Pro Forma Capitalization
($ in millions)
(1) Increase existing $245 million Revolving Credit Facility to $300 million.
(2) Pro forma EBITDA As Defined includes TransDigm’s EBITDA as Defined plus EBITDA attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition.
(3) Pro forma for the AmSafe acquisition including AmSafe’s 12/31/11 EBITDA of $61 million.
Actual Cum. EBITDA Combined Cum. EBITDA % of Debt
9/30/11 multiple FY11 multiple Capitalization Maturity
Cash $376.2 $111.2
Revolver
.
(1)
$0.0 0.0x $0.0 0.0x 0.0% December 2015
First Lien Term Loan 1,538.4 2.4x 1,538.4 2.2x 42.3% February 2017
New First Lien Term Loan 0.0 2.4x 500.0 2.9x 13.7% February 2017
Total senior secured debt $1,538.4 2.4x $2,038.4 2.9x 56.0%
Senior Subordinated Notes 1,600.0 4.9x 1,600.0 5.2x 44.0% December 2018
Total debt $3,138.4 4.9x $3,638.4 5.2x 100.0%
Total debt capitalization $3,138.4 4.9x $3,638.4 5.2x 100.0%
Net Debt to EBITDA 4.3x 5.0x
FY11 Pro forma EBITDA as Defined 644.4 705.0
(3)
(2)

TransDigm & AmSafe Overview

Highly engineered aerospace components
Proprietary and sole source products
Significant aftermarket content
High free cash flow conversion
($ in millions)
DISTINGUISHING
CHARACTERISTICS Business FY11
Business Overview

(1)
attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition for fiscal 9/30/11.
(2) Based on TransDigm’s 9/30/11 pro forma revenue of $1,366 million which includes the full impact of recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition for fiscal 9/30/11, and AmSafe’s FY 12/31/11 revenue of $260 million.
(3) Based on TransDigm's 9/30/11 pro forma EBITDA as Defined of $644 million which includes the full impact of recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition for fiscal 9/30/11, and AmSafe’s FY 12/31/11 EBITDA of $61 million.
Pro forma
TransDigm
Combined
Pro forma
TransDigm with
AmSafe
Revenue: $1,366
$1,626
EBITDA As Defined: $644
  $705
EBITDA As Defined Margin: 47.2% 43.4%
Formed:  1993
(2)
(3)
(1)
Pro forma revenue and pro forma EBITDA as Defined includes TransDigm revenue and EBITDA as Defined, as applicable, plus revenue and EBITDA, as applicable,

- Ignition Systems and Engine Sensors
- Pumps
- Valves
- Motors, Actuators and Controls
- Water Faucets and Systems
- Quick Disconnects and Couplings
- Batteries, Chargers and Power Conditioning
- Aircraft Hardware and Cockpit Security Systems
- Composites, Elastomers and Laminates
- Audio Systems
- Lighting and Displays

TRANSDIGM GROUP INC.

11 Diverse Products, Platforms and Markets

AmSafe – Diverse Products, Platforms and Markets
Aviation
FY11 Revenue: $177 million
FY11 EBITDA: $53 million
Products include:
Traditional seatbelts
Seatbelt airbags
Cargo handling products / nets
~95% world market share in
commercial transport seat belts
Military
FY11 Revenue: $24 million
FY11 EBITDA: $3 million
Products include:
Ground vehicle restraints / seat belts
Aircraft restraints / seatbelts
Cargo and lift nets
Insulation blankets
Ground Transportation
FY11 Revenue: $59 million
FY11 EBITDA: $5 million
Products include:
Specialty and recreational vehicle
restraints
Child restraints

Everett, WA
Portsmouth, NH
Erie, PA
Branford, CT
Elkhart, IN
Cleveland, OH
Avenel, NJ
Addison, IL
Collegeville, PA
South Euclid, OH
Kent, OH
Painesville, OH
Dayton, NV
Wichita, KS
Camarillo, CA
Northridge, CA
Anaheim, CA
Los Angeles, CA
Fullerton, CA
Cucamonga, CA
Placentia, CA
Phoenix, AZ
Tempe, AZ
Liberty, SC
Griffin, GA
Nogales, Mexico
Waco, TX
Pinellas Park, FL
Deerfield, FL
Matamoros, Mexico
NORTH AMERICA
Feltham, Middlesex UK
Bridport, Dorset UK
Rockham, Surrey UK
West Sussex, UK
Liege, Belgium
Paris, France
EUROPE
Kunshan, China
Chongqing, China
Sri Lanka
Melaka, Malaysia
Singapore
ASIA
TransDigm Global Headquarters
TransDigm Locations
AmSafe Locations

TRANSDIGM GROUP INC.

TransDigm & AmSafe – Significant Expansion Of Our Global Footprint 13

Key Credit Highlights

Key Credit Considerations
MULTIPLE
GROWTH PATHS
PROVEN
OPERATING STRATEGY
Experienced management team
Demonstrated value generation
Proven acquisition / integration
Market growth
High margins
Acquisitions
Low Capex
Strong free cash flow
ATTRACTIVE
MARKET POSITION
Niche market positions
High margin aftermarket
Diverse mix
Favorable long-term industry
dynamics
Consistent Cash Generation and Long-Term Performance

WORLDWIDE REVENUE PASSENGER MILES (in billions)

Strong, steady growth in air travel drives stable aftermarket sales.

Source: The Airline Monitor

Doubles about every 15 years
5.95%
Compound annual growth from 1970 - 2015
forecast
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1970
75
80
1985
90
95
2000
05
10
2015

TRANSDIGM GROUP INC.

Steady Growth in Passenger Traffic Drives Stable Aftermarkets Sales… 16

0
200
400
600
800
1,000
1,200
1,400
'96 '98 '00 '02 '04 '06 '08 10 '12E '14E
17
COMMERCIAL TRANSPORTS
Source:  Wall Street Research / Airline Monitor / Management estimates as of  October  2011.
REGIONAL & BUSINESS JETS
(units delivered) (units delivered)

With OEM Production Rebounding…
0
250
500
750
1,000
1,250
1,500
'96 '98 '00 '02 '04 '06 '08 10 12E 14E
Regional Jet Business Jet

$0
$50
$100
$150
$200
$250
$300
'10 '11 '12 '13 '14 '15 '16
18
O&M Base + Supplemental Budget
(Nominal Dollars)
($ in billions)
Source: Department of Defense, Wall Street research and Management estimates as of  November  2011.

O&M Base Budget
(Nominal Dollars)
U.S. Department of Defense
Outlook for Military Spending
CAGR = (0.2%)
$0
$50
$100
$150
$200
$250
$300
$350
'10 '11 '12 '13 '14 '15 '16

19 Selection / Qualification Process FAA Certification Niche Markets Risk / Reward Trade-Off 19 Strong Market Positions – TDG & AmSafe

TransDigm
NET SALES
AmSafe
NET SALES
(excl. Ground Transportation)
TransDigm: Based on management estimates for the fiscal year ended 9/30/11.
AmSafe: Based on TransDigm management estimates for the fiscal year ended 12/31/11 (Excluding Ground Transportation sales of ~ $60 million).
TransDigm and AmSafe – Strong Focus on High-
Margin Aftermarket
Aftermarket ~56%
OEM ~44%
Aftermarket ~85%
OEM ~15%
Comm
Aftmkt
42%
Comm
OEM
31%
Def Aftmkt
14%
Def OEM
13%
Comm Aftmkt
74%
Def OEM
1%
Comm OEM
14%
Def Aftmkt
11%

Comm
Aftmkt
46%
Def Aftmkt
14%
Def OEM
11%
Comm
OEM
29%

Approximately 60% of combined pro forma net sales and a much higher percentage of combined EBITDA As Defined are from the stable, high-margin aftermarket.
Combined
NET SALES
(excl. Ground Transportation)
Combined
EBITDA As Defined
(excl. Ground Transportation)
Combined Strong Focus on High-Margin Aftermarket
Aftermarket ~60%
OEM ~40%
OEM
Aftermarket
TransDigm: Based on management estimates for the fiscal year ended 9/30/11.
AmSafe: Based on TransDigm management estimates for the fiscal year ended 12/31/11 (Excluding Ground Transportation sales of ~ $60 million or ~ 4% of combined sales).

Non Sole
Source
25%
Sole
Source
75%
~
~

We believe AmSafe’s proprietary and sole source revenue base (excl. Ground
Transportation) is similar to TransDigm.
TransDigm
PROPRIETARY SALES
Based on management estimates of pro forma TDG sales for the fiscal year ended 9/30/11.
TransDigm
SOLE SOURCE SALES
Significant Proprietary and Sole Source Revenue Base
Proprietary
~90%
Non-Proprietary
~10%
Results in strong market positions and a stable, recurring revenue stream.

23 Proven Operating Strategy 3 VALUE DRIVERS Profitable new business Productivity and cost improvement Value-based pricing

1993 – 2001 2002 – 2006 2006 – 2009
Adel
Aeroproducts
Wiggins
Controlex
Marathon
Adams Rite
Aerospace
Christie
Champion
Honeywell Lube
Pump
Fuelcom
Norco
Avionic
Instruments
Skurka
Fluid Regulators
Eaton Motors
Dukes
Semco
Hartwell
Electromech
Tyee
TAC
Linread
(1)
Valley-Todeco
(1)
AQS
(1)
Talley Actuation
Schneller
Harco
AmSafe
(2)
TransDigm has acquired 39 businesses since 1993,
including 24 since its IPO.
2010 – 2012
Sweeney
Electra-Motion
CDA InterCorp.
Avtech
ADS/ Transicoil
Bruce
CEF
Unison/GE
APC/GE
Acme
Woodward HRT
Proven Record of Acquisition & Integration
Privately Held
NYSE
(1) Divested in Q2 and Q3 of FY11.
(2) Pending regulatory approval.

Pro Forma Financial Overview

Net Sales

($ in millions)
$151
$201
$249
$293
$301
$374
$435
$593
$714
$762
$828
$1,206
$1,626 (1)
FY00 – FY11 CAGR 20.8%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 PF FY11
TransDigm
Amsafe

EBITDA As Defined and Margin

($ in millions)
$54
$71
$98
$124
$139
$164
$195
$275
$333
$375
$412
$590
$705 (2)
FY00 – FY11 CAGR 24.3%
FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 PF FY11
TransDigm
Amsafe

% of Sales	36%	35%	39%	42%	46%	44%	45%	46%	47%	49%	50%	49%	43%

TRANSDIGM GROUP INC.

Consistent Historical Growth and Performance
(1) Based on TransDigm’s pro forma 9/30/11 revenue, including revenue attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS),
Talley Actuation, Schneller and Harco prior to the date of acquisition, of $1,366 million and AmSafe’s 12/31/11 revenue of $260 million.
(2) Based on TransDigm’s pro forma 9/30/11 EBITDA As Defined, including EBITDA as Defined attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition, of $644 million and AmSafe's 12/31/11 EBITDA of $61 million.

Adams Rite Schneller
Proven Ability to Realize Value
TransDigm has been very successful in realizing EBITDA growth in each of its acquisitions.
Norco
2011 Price Productivity Volume Target
Year 0 Price Productivity Volume Year 6 Year 0 Price Productivity Volume Year 2
Source: Company materials.

$1,366	TransDigm	$644
$260	Amsafe	$61
$1,626	Combined	$705

TRANSDIGM GROUP INC.

TransDigm & AmSafe – Combined FY11
Combined financial metrics continue to be very attractive.
($ in millions)
Pro Forma Revenue
(1)
Pro Forma EBITDA
(2)
Pro Forma EBITDA Margin

TransDigm
84%
Amsafe
16%
23.3%
43.4%
47.2%
TransDigm Amsafe Combined
Amsafe
9%
TransDigm
91%
(1) Based on TransDigm’s pro forma 9/30/11 revenue, including revenue attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS),
Talley Actuation, Schneller and Harco prior to the date of acquisition, of $1,366 million and AmSafe’s 12/31/11 revenue of $260 million.
(2) Based on TransDigm’s pro forma 9/30/11 EBITDA As Defined, including EBITDA as Defined attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition, of $644 million and AmSafe's 12/31/11 EBITDA of $61 million.

($ in millions)
Free Cash Flow
The Pro forma Company will generate significant free cash flow.
FY11 Pro forma
Combined
EBITDA $705.0
Capital Expenditures
(20.6)
Cash Interest Expense (207.8)
Cash Taxes (94.4)
Free Cash Flow Before WC $382.2
% of EBITDA 54.2%
(1)

(1) Based on TransDigm’s pro forma 9/30/11 EBITDA As Defined, including EBITDA as Defined attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition, of $644 million and AmSafe's 12/31/11 EBITDA of $61 million.

TransDigm Financial Overview

($ in millions)
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
FY 1993 – PF FY11 CAGR: 19.6%
$48
$52
$57
$63
$78
$111
$131
$151
$201
$249
$293
$301
$374
$435
$593
$714
$762
$828
$1,206
FY93
FY94
FY95
FY96
FY97
FY98
FY99
FY00
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09
FY10
FY11

EBITDA margin	**20%**	**19%**	**23%**	**27%**	**31%**	**40%**	**39%**	**36%**	**35%**	**39%**	**42%**	**46%**	**44%**	**45%**	**46%**	**47%**	**49%**	**50%**	**49%**

TRANSDIGM GROUP INC.

Consistent Track Record of Financial Success TransDigm’s sales have grown every year since its founding. 31

TransDigm Financial Highlights
($ in millions)
PF CAGR
2007 2008 2009 2010 2011
9/30/2011
(1)
2007-2011PF
Income statement information:
Net sales $592.8 $713.7 $761.5 $827.7 $1,206.0 $1,366.0 23.2%
Cost of sales 283.8 327.8 332.2 354.6 544.8
Gross profit $309.0 $385.9 $429.3 $473.1 $661.2 NM
% Sales 52.1% 54.1% 56.4% 57.2% 54.8%
Selling and administrative expenses 62.9 74.6 80.0 94.9 133.7
Amortization of intangibles 12.3 12.0 13.9 15.1 40.3
Refinancing costs – – – – 72.5
Income from operations $233.8 $299.3 $335.4 $363.1 $414.7 NM
% Sales 39.4% 41.9% 44.0% 43.9% 34.4%
Net interest expense 91.7 92.7 84.4 112.2 185.3
Income before income taxes $142.1 $206.6 $251.0 $250.8 $229.4
Income tax provision 53.5 73.5 88.1 87.4 77.2
Net income $88.6 $133.1 $162.9 $163.4 $152.2 NM
% Sales 14.9% 18.6% 21.4% 19.7% 12.6%
Other financial information:
EBITDA As Defined $274.7 $333.1 $374.7 $411.6 $589.9 $644.4 23.8%
As % of sales 46.3% 46.7% 49.2% 49.7% 48.9% 47.2%
Capital expenditures 10.3 10.9 13.2 12.9 18.0
EBITDA As Defined - CapEx 264.4 322.2 361.5 398.7 571.9 NM
As % of sales 44.6% 45.1% 47.5% 48.2% 47.4%
Balance sheet information:
Total assets $2,061.1 $2,255.8 $2,454.4 $2,677.8 $4,513.6
Total debt 1,357.9 1,357.2 1,356.8 1,771.6 3,138.4
Source: Company materials.
(1) Pro forma revenue and pro forma EBITDA as Defined includes TransDigm revenue and EBITDA as Defined, as applicable, plus revenue and EBITDA, as applicable, attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition for fiscal 9/30/11.

TransDigm Free Cash Flow
TransDigm generates significant free cash flow.

($ in millions)
Fiscal Year Ending September 30,
2007
2008 2009 2010 2011
EBITDA $274.7 $333.1 $374.7 $411.6 $589.9
CapEx (10.3) (10.9) (13.2) ($12.9) ($18.0)
Cash Interest Expense (90.7) (95.1) (82.2) ($97.7) ($155.8)
Cash Taxes (18.6) (39.9) (75.3) (72.5) (88.4)
Free Cash Flow Before WC $155.1 $187.2 $204.0 $228.5 $327.7
% of EBITDA 56.5% 56.2% 54.4% 55.5% 55.6%

TransDigm Deleveraging Profile (Total Debt / EBITDA as Defined)
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
5.5x
6.0x
6.5x
FY00 FY01 FY02 07/03 FY03 FY04 FY05 4/06 FY06 FY07 FY08 FY09 10/09 FY10 12/10 FY11 PF
FY11
(1)

(1) Total Debt (Including new $500 million term loan)
÷
Combined Pro forma EBITDA as Defined (TDG + AmSafe). Pro forma EBITDA As Defined includes TransDigm’s EBITDA as Defined plus EBITDA attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition and AmSafe’s 12/31/11 EBITDA of $61 million.
Warburg
Pincus Recap
IPO
Recap &
Dividend
McKechnie
Acquisition
AmSafe
Acquisition

Realized Realized
Total
First 2 years Years 3-10
Net Operating Loss Carryforward $11.1 $11.1 -
Redemption of Stock Options on Sale $11.6 $11.6 -
Amortizable Tax Intangible Assets (338 (h) (10) election) $50.9 $13.0 $37.9
NPV Current Estimate $73.6 $35.7 $37.9
($ in millions)
NPV Cash Benefit of Tax Savings

EBITDA As Defined Reconciliation
($ in millions)
(1) Pro forma EBITDA As Defined includes TransDigm’s EBITDA as Defined plus EBITDA attributable to recent acquisitions of McKechnie (less divestitures of the fasteners business and AQS), Talley Actuation, Schneller and Harco prior to the date of acquisition.

Source: Company materials.
Fiscal year ended September 30,
PF
(1)
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2011
Net Income ($5) – $1 $3 $14 ($17) $11 $14 $31 ($76) $14 $35 $25 $89 $133 $163 $163 $172 $205
Less: income from discontinued opeations
(20) (22)
Depreciation and amortization 7 7 7 6 7 6 7 9 13 10 18 17 16 24 25 28 30 61 67
Interest expense, net 5 5 5 3 3 23 28 32 37 43 75 80 77 92 93 84 112 185 185
Income tax provision (2) – 2 5 13 (2) 8 9 17 (45) 6 23 16 53 74 88 88 77 94
Warrant put value adjustment 1 1 2 5 7 – – – – – – – – – – – – –
Extraordinary item – – – 2 – – – – – – – – – – – – – –
EBITDA $6 $13 $17 $24 $44 $10 $54 $64 $98 ($68) $113 $155 $134 $258 $325 $363 $393 $475 $529
Merger expense – – – – – 40 – – – 176 – – – – – – – – –
Refinancing costs – – – – – – – – – – – – – – – – – 72 72
Acquisition-related costs 4 – – 1 – 1 – 8 – 15 20 2 1 9 2 6 12 30 30
Non-cash compensation and
   deferred compensation costs
– – – – – – – – – 1 6 7 1 6 6 6 7 13 13
One-time special bonus
– – – – – – – – – – – – 6 – – – – – –
Public offering costs
– – – – – – – – – – – – 3 2 – – – – –
Refinancing costs – – – – – – – – – – – – 49 – – – – – –
EBITDA As Defined $10 $13 $17 $25 $44 $51 $54 $72 $98 $124 $139 $164 $194 $275 $333 $375 $412 $590 $644

AmSafe Financial Overview

AmSafe Financial Highlights
($ in millions)
Source: Company materials.
Fiscal Year Ended December 31,
2008 2009 2010 2011
Net sales $207.4 $176.3 $212.6 $260.0
EBITDA $41.1 $41.8 $46.4 $60.5
As % of Sales 19.8% 23.7% 21.8% 23.3%
Capital expenditures (1.5) (3.1) (3.9) (2.6)
EBITDA - CapEx $39.6 $38.7 $42.5 $57.9
As % of Sales 19.1% 22.0% 20.0% 22.3%

AmSafe EBITDA Reconciliation
($ in millions)
Source: Company materials.
Fiscal Year Ended December 31,
2008 2009 2010 2011
Net Income (loss) ($29.5) ($25.9) ($30.5) ($3.7)
Add:
Loss (income) from discontinued operations (2.0) (0.9) 2.8 2.6
Interest expense, net 29.1 27.1 28.5 30.0
Provision for income taxes (benefit) 4.8 4.7 (2.4) 0.6
Less:
Foreign exchange gain (loss) 2.8 (0.3) (0.6) (0.4)
Other income – – – –
Operating Profit/(Loss) ($0.4) $5.3 ($1.0) $29.9
Add:
Depreciation and amortization 3.3 3.1 3.5 3.4
Amortization 26.4 24.4 24.6 24.6
Goodwill Impairment Write-off
(1)
7.2 3.3 17.6 –
One-time related costs
(2)
2.4 3.8 – 1.3
Management Service Fee
(3)
1.0 1.0 1.1 1.3
Non-cash compensation
(4)
1.2 0.9 0.6 –
EBITDA $41.1 $41.8 $46.4 $60.5
(1) Represents the charges taken to income for the impairment of goodwill.
(2) Represents one-time costs associated with acquisition accounting, start-up and interest rate swap.
(3) Represents the expenses recognized by the Company under the agreement with Berkshire Partners and Greenbriar Equity Group.
(4) Represents the expenses recognized by the Company under their stock option plan.

Syndication Overview & Timetable

January 2012   February 2012
Su Mo Tu We Th Fr Sa Su Mo Tu We Th Fr Sa
1 2 3 4 5 6 7 1 2 3 4
8 9 10 11 12 13 14 5 6 7 8 9 10 11
15 16 17 18 19 20 21 12 13 14 15 16 17 18
22 23 24 25 26 27 28 19 20 21 22 23 24 25
29 30 31 26 27 28 29 30 31
Holiday    Key date
Week of Event
January 23
Rating Agencies Meetings (Jan 24)
January 30
Bank meeting conference call (Jan 30)
February 6
TransDigm Q1 earnings release (Feb 7)
Lender commitments due (Feb 8)
February 13
Allocation
Close and fund transaction (Feb 13)
Preliminary Transaction Timeline

(1) Pending HRS approval.
(1)

Summary Terms
Borrower: TransDigm, Inc (the "Company" or the "Borrower", and together with TransDigm Group Incorporated (“Holdings”) and certain of the Company’s subsidiaries, the "Credit Group").
Lead Arranger, Bookrunner &
Administrative Agent:
Credit Suisse ("CS", the "Lead Arranger" and "Administrative Agent").
Facilities: $500 million incremental term loan facility (the "Term Loan").
Tenor: Same as existing term loan; February 14, 2017.
Use of proceeds: To pay purchase price consideration and to pay fees and expenses associated with the transaction and to repay certain indebtedness of AmSafe.
Lenders: CS and a group of financial institutions as may be acceptable to the Lead Arranger and the Borrower.
Interest rate: LIBOR + 3.25%
Term Loan Issue price: 99.0
LIBOR Floor: 1.00%
Term loan amortization: 1% per year
Guarantors: Same as existing term loan credit agreement; Holdings and certain of the Borrower's present and future, direct and indirect domestic subsidiaries (the
"Guarantors").
Security: Same as existing term loan credit agreement; First priority perfected lien on substantially all of the property and assets (tangible and intangible, and including all outstanding capital stock of the Company and each of its subsidiaries(subject to certain customary exceptions)) of the Credit Group.
Affirmative covenants: Same as existing term loan credit agreement; Customary for facilities of this type.
Negative covenants: Same as existing term loan credit agreement; Customary for facilities of this type and including limitations on indebtedness, liens, guarantees, mergers and acquisitions, asset sales, restricted payments, transactions with affiliates, capital expenditures and investments.
Financial covenants: None
(1)
.
(1) Financial covenants in Revolver will remain in place.

Amendment Request:
Permit the incurrence of the new proposed $500 million term loan facility
Existing $500 million Incremental Term Loan capacity in the Term Loan Credit Agreement remains unchanged

Public Q&A